EXHIBIT 99


ABFC 05-OPT1                                Banc of America Securities
                                                                      [LOGO](TM)
Assumptions
Prepay Speed         Pricing
Recovery Delay       12 months
Trigger              Fail
Libor                Forward Curve
Run to               Maturity
Defaults are in addition to prepayments


Class M-1

                     -------------------------------------------------------
                                 +0 bp                        +200 bp
----------------------------------------------------------------------------
      Severity            40%            70%            40%            70%
----------------------------------------------------------------------------
   CDR Break (%)         22.11%         11.22%         21.02%         10.60%
    Cum Loss (%)         18.55%         19.66%         17.93%         18.80%
----------------------------------------------------------------------------


Class M-2

                     -------------------------------------------------------
                                 +0 bp                        +200 bp
----------------------------------------------------------------------------
      Severity            40%            70%            40%            70%
----------------------------------------------------------------------------
   CDR Break (%)         16.39%         8.67%          15.34%         8.07%
    Cum Loss (%)         15.03%         15.91%         14.32%         14.99%
----------------------------------------------------------------------------


Class M-3

                     -------------------------------------------------------
                                 +0 bp                        +200 bp
----------------------------------------------------------------------------
      Severity            40%            70%            40%            70%
----------------------------------------------------------------------------
   CDR Break (%)         14.78%         7.91%          13.73%         7.31%
    Cum Loss (%)         13.92%         14.73%         13.17%         13.78%
----------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-OPT1                                Banc of America Securities
                                                                      [LOGO](TM)



AFC Assumptions
Prepay Speed          Pricing
Libor                 Forward
Run To Call

Includes Swap Agreement payments but excludes excess spread for Basis Risk Shortfalls

-------------------------------------------------------------
                         Date       Class A-2     Mezzanine
-------------------------------------------------------------
                    1  11/25/2005     7.89%         7.89%
                    2  12/25/2005     6.65%         6.65%
                    3   1/25/2006     6.71%         6.72%
                    4   2/25/2006     6.75%         6.76%
                    5   3/25/2006     7.19%         7.19%
                    6   4/25/2006     6.98%         6.98%
                    7   5/25/2006     7.04%         7.05%
                    8   6/25/2006     6.98%         6.99%
                    9   7/25/2006     7.10%         7.11%
                   10   8/25/2006     7.00%         7.00%
                   11   9/25/2006     6.94%         6.94%
                   12  10/25/2006     7.00%         7.01%
                   13  11/25/2006     6.83%         6.84%
                   14  12/25/2006     6.94%         6.95%
                   15   1/25/2007     6.85%         6.85%
                   16   2/25/2007     6.86%         6.87%
                   17   3/25/2007     7.21%         7.22%
                   18   4/25/2007     6.88%         6.88%
                   19   5/25/2007     6.99%         7.00%
                   20   6/25/2007     6.89%         6.90%
                   21   7/25/2007     7.63%         7.38%
                   22   8/25/2007     8.86%         8.90%
                   23   9/25/2007     8.85%         8.89%
                   24  10/25/2007     9.12%         9.16%
                   25  11/25/2007     8.84%         8.88%
                   26  12/25/2007     9.11%         9.15%
                   27   1/25/2008     8.84%         8.88%
                   28   2/25/2008     8.86%         8.90%
                   29   3/25/2008     9.42%         9.46%
                   30   4/25/2008     8.85%         8.89%
                   31   5/25/2008     8.87%         8.91%
                   32   6/25/2008     8.61%         8.65%
                   33   7/25/2008     8.88%         8.92%
                   34   8/25/2008     8.73%         8.78%
                   35   9/25/2008     8.72%         8.78%
                   36  10/25/2008     8.99%         9.05%
                   37  11/25/2008     8.71%         8.76%
                   38  12/25/2008     8.98%         9.03%
                   39   1/25/2009     8.71%         8.76%
                   40   2/25/2009     8.71%         8.77%
                   41   3/25/2009     9.58%         9.64%
                   42   4/25/2009     8.70%         8.76%
                   43   5/25/2009     8.97%         9.02%
                   44   6/25/2009     8.69%         8.74%
                   45   7/25/2009     8.97%         9.02%
                   46   8/25/2009     8.73%         8.79%
                   47   9/25/2009     8.73%         8.78%
                   48  10/25/2009     9.00%         9.05%
                   49  11/25/2009     8.73%         8.78%
                   50  12/25/2009     8.99%         9.05%
                   51   1/25/2010     8.69%         8.73%
                   52   2/25/2010     8.72%         8.77%
                   53   3/25/2010     9.65%         9.71%
                   54   4/25/2010     8.71%         8.76%
                   55   5/25/2010     8.99%         9.05%
                   56   6/25/2010     8.69%         8.75%
                   57   7/25/2010     8.98%         9.03%
                   58   8/25/2010     8.68%         8.73%
                   59   9/25/2010     8.68%         8.73%
                   60  10/25/2010     8.96%         9.01%
                   61  11/25/2010     8.66%         8.71%
                   62  12/25/2010     8.95%         9.00%
                   63   1/25/2011     8.65%         8.70%
                   64   2/25/2011     8.64%         8.69%
                   65   3/25/2011     9.56%         9.61%
                   66   4/25/2011     8.62%         8.67%
                   67   5/25/2011     8.91%         8.96%
                   68   6/25/2011     8.61%         8.66%
                   69   6/26/2011     8.90%         8.94%
                   70   6/27/2011     8.62%         8.67%
                   71   6/28/2011     8.61%         8.66%
                   72   6/29/2011     8.89%         8.94%
                   73   6/30/2011     8.60%         8.65%
                   74    7/1/2011     8.88%         8.93%
                   75    7/2/2011     8.59%         8.63%
                   76    7/3/2011     8.59%         8.63%
                   77    7/4/2011     9.17%         9.22%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-OPT1                                Banc of America Securities
                                                                      [LOGO](TM)

Assumptions
Recovery Delay                12 months
Trigger                       Fail
Run to                        Maturity
Defaults are in addition to prepayments


Class M-7

               ----------------------------------------------------------------------------------------------
                                   100% PPC                                         65% PPC
-------------------------------------------------------------------------------------------------------------
                        Fwd Libor         Fwd Libor + 200 bp           Fwd Libor           Fwd Libor + 200 bp
-------------------------------------------------------------------------------------------------------------
Loss Severity       45%         55%         45%         55%         45%         55%         45%         55%
-------------------------------------------------------------------------------------------------------------
SDA Break (%)    1994.33%    1608.38%    1753.50%    1413.97%    2003.59%    1642.12%    1754.56%    1439.81%
Cum Loss (%)        9.31%       9.48%       8.36%       8.48%      12.80%      13.33%      11.53%      11.97%
WAL (years)        12.73       13.19       12.98       13.38       19.60       20.18       20.13       20.64
-------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-OPT1                                Banc of America Securities
                                                                      [LOGO](TM)


Assumptions
FRM Prepay Speed                                15% CPR for 24 months, 7% CPR thereafter
2/28 ARM, 6m ARM, 1/29 ARM Prepay Speed         28% CPR for 24 months, 14% CPR thereafter
3/27 ARM, 5/25 ARM Prepay Speed                 18% CPR for 24 momths, 9% CPR thereafter
Default Curve                                   4% CDR for 24 months, 7% CDR thereafter
Recovery Delay                                  12 months
Libor                                           Forward + 100 bp
Severity                                        45%
Trigger                                         Fail
Run to                                          Maturity
Defaults are in addition to prepayments



Cum Loss                                        10.83%

-----------------------------------------------------------------
                                                  WAL (yrs)
-----------------------------------------------------------------
                      M-1                           8.19
                      M-2                           9.81
                      M-3                           11.19
                      M-4                           12.10
                      M-5                           13.21
                      M-6                           14.65
                      M-7                           16.65
                      M-8                           19.06
                      M-9                            **
                      B-1                            **
                      B-2                            **
-----------------------------------------------------------------
** M-9 has a partial writedown and B-1/B-2 are completely written down


Assumptions
FRM Prepay Speed                         2% to 20% CPR over 10 months, 15% CPR thereafter
2/28 ARM, 6m ARM, 1/29 ARM Prepay Speed  28% CPR
3/27 ARM, 5/25 ARM Prepay Speed          18% CPR
Recovery Delay                           12 months
Severity                                 45%
Trigger                                  Fail
Run to                                   Maturity
Defaults are in addition to prepayments


Class M-4                               -----------------------------
---------                                Static Libor   Forward Libor
---------------------------------------------------------------------
             CDR Break (%)                  11.96%          11.41%
               WAL (yrs)                    13.30           13.49
              Cum Loss (%)                  13.77%          13.31%
---------------------------------------------------------------------


Class M-5                               -----------------------------
---------                                Static Libor   Forward Libor
---------------------------------------------------------------------
             CDR Break (%)                  10.71%          10.15%
               WAL (yrs)                    14.01           14.20
              Cum Loss (%)                  12.69%          12.20%
---------------------------------------------------------------------


Class M-6                                ----------------------------
---------                                Static Libor   Forward Libor
---------------------------------------------------------------------
             CDR Break (%)                  9.43%           8.87%
               WAL (yrs)                    14.43           14.65
              Cum Loss (%)                  11.52%          10.99%
---------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-OPT1                                Banc of America Securities
                                                                      [LOGO](TM)

Assumptions
Severity                        60%
Recovery Delay                  12 months
Libor                           Forward
Trigger                         Fail
Run to                          Maturity
Defaults are in addition to prepayments

Class M-7
---------------------------------------------------------------------------------------------------------------------------------
                              +0 bp                            +100 bp                            +200 bp
Loss Severity   75% PPC    100% PPC    125% PPC    75% PPC    100% PPC    125% PPC    75% PPC    100% PPC    125% PPC    75% PPC
---------------------------------------------------------------------------------------------------------------------------------
CDR Break (%)      5.80%       5.82%       5.89%      5.46%       5.53%       5.66%      5.05%       5.17%       5.37%      4.74%
Cum Loss (%)      12.03%       9.67%       8.15%     11.44%       9.24%       7.86%     10.71%       8.71%       7.49%     10.14%
DM (%)             2.15        2.18        2.17       2.09        2.11        2.10       1.97        1.95        1.93       1.79
WAL (years)       16.17       12.70       10.28      16.35       12.82       10.33      16.62       12.96        10.4      16.81
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------
                 +300 bp
Loss Severity   100% PPC    125% PPC
-------------------------------------
CDR Break (%)       4.96%       5.29%
Cum Loss (%)        8.39%       7.39%
DM (%)              1.74        1.65
WAL (years)        13.03       10.43
-------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-OPT1                                Banc of America Securities
                                                                      [LOGO](TM)

Excess Spread Assumptions
Prepay speed          100% PPC
Libor                 Forward

----------------------------------------------------------            ----------------------------------------------
                         Date       +100 bp    + 200 bp                             Date      +100 bp    + 200 bp
----------------------------------------------------------            ----------------------------------------------
                    1  11/25/2005     293         289                         89   3/25/2013    366         347
                    2  12/25/2005     211         211                         90   4/25/2013    305         277
                    3   1/25/2006     209         211                         91   5/25/2013    327         301
                    4   2/25/2006     209         209                         92   6/25/2013    308         279
                    5   3/25/2006     212         210                         93   7/25/2013    329         304
                    6   4/25/2006     206         213                         94   8/25/2013    310         281
                    7   5/25/2006     207         206                         95   9/25/2013    311         283
                    8   6/25/2006     204         210                         96  10/25/2013    333         307
                    9   7/25/2006     204         203                         97  11/25/2013    314         285
                   10   8/25/2006     202         207                         98  12/25/2013    336         310
                   11   9/25/2006     191         208                         99   1/25/2014    317         289
                   12  10/25/2006     191         189                        100   2/25/2014    319         290
                   13  11/25/2006     188         193                        101   3/25/2014    380         360
                   14  12/25/2006     189         183                        102   4/25/2014    322         294
                   15   1/25/2007     184         190                        103   5/25/2014    344         318
                   16   2/25/2007     183         188                        104   6/25/2014    326         297
                   17   3/25/2007     191         179                        105   7/25/2014    347         322
                   18   4/25/2007     178         183                        106   8/25/2014    330         301
                   19   5/25/2007     180         169                        107   9/25/2014    332         303
                   20   6/25/2007     173         178                        108  10/25/2014    353         328
                   21   7/25/2007     202         175                        109  11/25/2014    336         308
                   22   8/25/2007     323         239                        110  12/25/2014    357         332
                   23   9/25/2007     321         237                        111   1/25/2015    340         312
                   24  10/25/2007     337         255                        112   2/25/2015    343         315
                   25  11/25/2007     320         235                        113   3/25/2015    401         382
                   26  12/25/2007     335         252                        114   4/25/2015    347         320
                   27   1/25/2008     327         244                        115   5/25/2015    368         344
                   28   2/25/2008     378         306                        116   6/25/2015    352         326
                   29   3/25/2008     411         344                        117   7/25/2015    373         349
                   30   4/25/2008     374         301                        118   8/25/2015    358         331
                   31   5/25/2008     365         295                        119   9/25/2015    361         335
                   32   6/25/2008     345         272                        120  10/25/2015    381         358
                   33   7/25/2008     362         302                        121  11/25/2015    367         341
                   34   8/25/2008     354         341                        122  12/25/2015    387         365
                   35   9/25/2008     352         339                        123   1/25/2016    373         348
                   36  10/25/2008     369         359                        124   2/25/2016    377         352
                   37  11/25/2008     350         337                        125   3/25/2016    414         395
                   38  12/25/2008     369         357                        126   4/25/2016    384         360
                   39   1/25/2009     352         337                        127   5/25/2016    405         384
                   40   2/25/2009     356         342                        128   6/25/2016    392         369
                   41   3/25/2009     410         405                        129   7/25/2016    412         393
                   42   4/25/2009     354         340                        130   8/25/2016    401         379
                   43   5/25/2009     372         360                        131   9/25/2016    405         384
                   44   6/25/2009     352         337                        132  10/25/2016    425         407
                   45   7/25/2009     370         358                        133  11/25/2016    415         394
                   46   8/25/2009     356         344                        134  12/25/2016    435         418
                   47   9/25/2009     355         343                        135   1/25/2017    425         406
                   48  10/25/2009     370         361                        136   2/25/2017    430         412
                   49  11/25/2009     345         333                        137   3/25/2017    480         469
                   50  12/25/2009     363         353                        138   4/25/2017    442         424
                   51   1/25/2010     328         303                        139   5/25/2017    462         448
                   52   2/25/2010     331         307                        140   6/25/2017    454         438
                   53   3/25/2010     394         379                        141   7/25/2017    474         461
                   54   4/25/2010     330         305                        142   8/25/2017    467         453
                   55   5/25/2010     350         328                        143   9/25/2017    474         461
                   56   6/25/2010     328         303                        144  10/25/2017    494         484
                   57   7/25/2010     348         327                        145  11/25/2017    488         477
                   58   8/25/2010     326         301                        146  12/25/2017    508         500
                   59   9/25/2010     326         300                        147   1/25/2018    504         494
                   60  10/25/2010     348         326                        148   2/25/2018    512         504
                   61  11/25/2010     330         304                        149   3/25/2018    555         553
                   62  12/25/2010     350         328                        150   4/25/2018    529         523
                   63   1/25/2011     329         303                        151   5/25/2018    549         546
                   64   2/25/2011     328         302                        152   6/25/2018    548         544
                   65   3/25/2011     390         373                        153   7/25/2018    567         567
                   66   4/25/2011     327         301                        154   8/25/2018    567         566
                   67   5/25/2011     347         324                        155   9/25/2018    578         578
                   68   6/25/2011     327         300                        156  10/25/2018    597         601
                   69   7/25/2011     347         324                        157  11/25/2018    600         603
                   70   8/25/2011     328         301                        158  12/25/2018    619         625
                   71   9/25/2011     328         301                        159   1/25/2019    623         629
                   72  10/25/2011     348         324                        160   2/25/2019    635         643
                   73  11/25/2011     327         300                        161   3/25/2019    668         681
                   74  12/25/2011     348         324                        162   4/25/2019    661         672
                   75   1/25/2012     328         301                        163   5/25/2019    680         694
                   76   2/25/2012     329         301                        164   6/25/2019    688         703
                   77   3/25/2012     370         349                        165   7/25/2019    708         725
                   78   4/25/2012     295         268                        166   8/25/2019    718         737
                   79   5/25/2012     316         292                        167   9/25/2019    733         754
                   80   6/25/2012     296         269                        168  10/25/2019    752         776
                   81   7/25/2012     317         293                        169  11/25/2019    765         791
                   82   8/25/2012     298         270                        170  12/25/2019    784         813
                   83   9/25/2012     298         271                        171   1/25/2020    800         830
                   84  10/25/2012     320         295                        172   2/25/2020    818         850
                   85  11/25/2012     300         272                        173   3/25/2020    834         871
                   86  12/25/2012     321         297                        174   4/25/2020    844         882
                   87   1/25/2013     302         274                        175   5/25/2020    845         886
                   88   2/25/2013     303         275                        176   6/25/2020    844         885
----------------------------------------------------------            ----------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-OPT1                                Banc of America Securities
                                                                      [LOGO](TM)

Assumptions
Recovery Delay              12 months
Trigger                     Fail
Run to                      Maturity
Defaults are in addition to prepayments


Class M-3
---------------------------------------------------------------------------------------------------------------------------------
                                            Fwd Libor                                            Fwd Libor + 200 bp
                -----------------------------------------------------------------------------------------------------------------
Loss Severity           40%                     50%                    60%                    40%                     50%
Prepay Speed    50% PPC    100% PPC     50% PPC    100% PPC    50% PPC    100% PPC    50% PPC    100% PPC     50% PPC    100% PPC
---------------------------------------------------------------------------------------------------------------------------------
CDR Break (%)     12.93%      14.78%      10.01%     11.46%       8.16%       9.36%     11.58%      13.73%       8.95%     10.62%
Cum Loss (%)      18.70%      13.92%      19.83%     14.28%      20.65%      14.54%     17.50%      13.17%      18.43%     13.45%
WAL (years)       16.57       10.24       18.15      10.94       19.24       11.43      17.36       10.44       18.87      11.12
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------
                  Fwd Libor + 200 bp
                ---------------------
Loss Severity            60%
Prepay Speed     50% PPC    100% PPC
-------------------------------------
CDR Break (%)       7.30%       8.66%
Cum Loss (%)       19.11%      13.64%
WAL (years)        19.94       11.60
-------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-OPT1                                Banc of America Securities
                                                                      [LOGO](TM)


Assumptions
Recovery Delay             6 months
Trigger                    Fail
Libor                      Forward
Run to                     Maturity
Defaults are in addition to prepayments


Class M-1

---------------------------------------------------------------------------------------------------------
Loss Severity                                              50%
               ------------------------------------------------------------------------------------------
Libor Shock                       + 0 bp                                      + 200 bp
               ------------------------------------------------------------------------------------------
                50% PPC    100% PPC    150% PPC    40% CPR    50% PPC    100% PPC    150% PPC    40% CPR
---------------------------------------------------------------------------------------------------------
CDR Break (%)     13.58%      17.08%      20.56%     23.16%     12.51%      16.43%      20.53%     23.85%
Cum Loss (%)      24.07%      19.37%      17.39%     16.97%     22.96%      18.84%      17.37%     17.35%
---------------------------------------------------------------------------------------------------------


Class M-7

---------------------------------------------------------------------------------------------------------
Loss Severity                                              50%
               ------------------------------------------------------------------------------------------
Libor Shock                       + 0 bp                                      + 200 bp
               ------------------------------------------------------------------------------------------
                50% PPC    100% PPC    150% PPC    40% CPR    50% PPC    100% PPC    150% PPC    40% CPR
---------------------------------------------------------------------------------------------------------
CDR Break (%)      7.28%       7.53%       7.95%      8.53%      6.36%       6.82%       7.70%      8.76%
Cum Loss (%)      15.84%      10.08%       7.68%      7.45%     14.36%       9.27%       7.46%      7.63%
---------------------------------------------------------------------------------------------------------


Class M-8

---------------------------------------------------------------------------------------------------------
Loss Severity                                              50%
               ------------------------------------------------------------------------------------------
Libor Shock                        + 0 bp                                      + 200 bp
               ------------------------------------------------------------------------------------------
                50% PPC    100% PPC    150% PPC    40% CPR    50% PPC    100% PPC    150% PPC    40% CPR
---------------------------------------------------------------------------------------------------------
CDR Break (%)      6.84%       6.90%       7.14%      7.59%      5.95%       6.22%       6.90%      7.81%
Cum Loss (%)      15.12%       9.35%       6.96%      6.71%     13.64%       8.55%       6.75%      6.89%
---------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-OPT1                                Banc of America Securities
                                                                      [LOGO](TM)


AFC Assumptions (Mezz)
FRM Prepay speed               50% FRM PPC
ARM Prepay speed               150% ARM PPC
Libor                          Forward
Run To Call
Includes Swap Agreement payments but excludes excess spread for Basis Risk Shortfalls


-----------------------------------------------------------
                     Date       +0 bp    -100 bp    -200 bp
-----------------------------------------------------------
              1   11/25/2005    7.30%      5.40%      3.50%
              2   12/25/2005    6.24%      4.34%      2.45%
              3    1/25/2006    6.59%      4.70%      2.80%
              4    2/25/2006    6.67%      4.79%      2.91%
              5    3/25/2006    6.79%      4.92%      3.05%
              6    4/25/2006    6.99%      5.26%      3.39%
              7    5/25/2006    7.03%      5.16%      3.30%
              8    6/25/2006    6.99%      5.29%      3.43%
              9    7/25/2006    7.11%      5.30%      3.46%
             10    8/25/2006    7.02%      5.34%      3.50%
             11    9/25/2006    6.96%      5.33%      3.50%
             12   10/25/2006    7.02%      5.23%      3.41%
             13   11/25/2006    6.85%      5.13%      3.31%
             14   12/25/2006    6.92%      5.12%      3.31%
             15    1/25/2007    6.87%      5.19%      3.39%
             16    2/25/2007    6.89%      5.22%      3.43%
             17    3/25/2007    6.91%      5.13%      3.35%
             18    4/25/2007    6.91%      5.29%      3.52%
             19    5/25/2007    7.02%      5.28%      3.52%
             20    6/25/2007    6.94%      5.35%      3.60%
             21    7/25/2007    7.37%      5.78%      4.15%
             22    8/25/2007    8.72%      7.70%      6.63%
             23    9/25/2007    8.70%      7.69%      6.63%
             24   10/25/2007    8.94%      7.88%      6.80%
             25   11/25/2007    8.65%      7.65%      6.60%
             26   12/25/2007    8.89%      7.84%      6.78%
             27    1/25/2008    8.61%      7.63%      6.60%
             28    2/25/2008    8.61%      7.63%      6.61%
             29    3/25/2008    9.10%      8.04%      6.98%
             30    4/25/2008    8.56%      7.60%      6.59%
             31    5/25/2008    8.54%      7.54%      6.52%
             32    6/25/2008    8.27%      7.34%      6.35%
             33    7/25/2008    8.50%      7.52%      6.53%
             34    8/25/2008    8.33%      7.44%      6.50%
             35    9/25/2008    8.30%      7.42%      6.49%
             36   10/25/2008    8.51%      7.60%      6.67%
             37   11/25/2008    8.23%      7.37%      6.47%
             38   12/25/2008    8.45%      7.56%      6.64%
             39    1/25/2009    8.17%      7.34%      6.45%
             40    2/25/2009    8.15%      7.32%      6.45%
             41    3/25/2009    8.87%      7.95%      7.03%
             42    4/25/2009    8.09%      7.29%      6.43%
             43    5/25/2009    8.30%      7.47%      6.61%
             44    6/25/2009    8.03%      7.25%      6.42%
             45    7/25/2009    8.24%      7.43%      6.60%
             46    8/25/2009    7.99%      7.24%      6.44%
             47    9/25/2009    7.96%      7.22%      6.44%
             48   10/25/2009    8.17%      7.41%      6.62%
             49   11/25/2009    7.91%      7.22%      6.45%
             50   12/25/2009    8.12%      7.40%      6.63%
             51    1/25/2010    7.78%      7.39%      7.00%
             52    2/25/2010    7.78%      7.39%      7.01%
             53    3/25/2010    8.57%      8.16%      7.75%
             54    4/25/2010    7.71%      7.35%      6.99%
             55    5/25/2010    7.94%      7.58%      7.22%
             56    6/25/2010    7.65%      7.31%      6.98%
             57    7/25/2010    7.87%      7.54%      7.20%
             58    8/25/2010    7.59%      7.27%      6.96%
             59    9/25/2010    7.56%      7.26%      6.95%
             60   10/25/2010    7.78%      7.48%      7.18%
             61   11/25/2010    7.50%      7.22%      6.94%
             62   12/25/2010    7.72%      7.44%      7.16%
             63    1/25/2011    7.45%      7.18%      6.92%
             64    2/25/2011    7.42%      7.17%      6.91%
             65    3/25/2011    8.18%      7.91%      7.65%
             66    4/25/2011    7.37%      7.13%      6.90%
             67    5/25/2011    7.59%      7.35%      7.12%
             68    6/25/2011    7.32%      7.10%      6.89%
-----------------------------------------------------------



Excess Spread Assumptions
Prepay speed              100% PPC
Default Rate              5 CDR
Loss Severity             60%
Recovery Delay            0 months
Trigger                   Fail
Libor                     Forward
Defaults are in addition to prepayments

----------------------------------------------
                        Date   +0 bp  + 200 bp
----------------------------------------------
              1   11/25/2005     296       289
              2   12/25/2005     213       212
              3    1/25/2006     210       212
              4    2/25/2006     210       210
              5    3/25/2006     214       210
              6    4/25/2006     208       215
              7    5/25/2006     208       207
              8    6/25/2006     206       213
              9    7/25/2006     206       205
             10    8/25/2006     204       210
             11    9/25/2006     193       211
             12   10/25/2006     194       191
             13   11/25/2006     191       196
             14   12/25/2006     192       184
             15    1/25/2007     189       193
             16    2/25/2007     189       192
             17    3/25/2007     198       179
             18    4/25/2007     187       188
             19    5/25/2007     189       172
             20    6/25/2007     184       184
             21    7/25/2007     223       177
             22    8/25/2007     385       231
             23    9/25/2007     383       229
             24   10/25/2007     397       247
             25   11/25/2007     382       227
             26   12/25/2007     395       244
             27    1/25/2008     379       235
             28    2/25/2008     379       297
             29    3/25/2008     407       335
             30    4/25/2008     376       292
             31    5/25/2008     364       285
             32    6/25/2008     347       261
             33    7/25/2008     361       291
             34    8/25/2008     357       328
             35    9/25/2008     355       325
             36   10/25/2008     369       345
             37   11/25/2008     353       322
             38   12/25/2008     367       341
             39    1/25/2009     349       318
             40    2/25/2009     349       321
             41    3/25/2009     394       383
             42    4/25/2009     345       316
             43    5/25/2009     358       334
             44    6/25/2009     340       310
             45    7/25/2009     355       330
             46    8/25/2009     342       314
             47    9/25/2009     340       311
             48   10/25/2009     351       327
             49   11/25/2009     327       296
             50   12/25/2009     341       316
             51    1/25/2010     317       255
             52    2/25/2010     319       256
             53    3/25/2010     373       330
             54    4/25/2010     313       248
             55    5/25/2010     330       270
             56    6/25/2010     308       240
             57    7/25/2010     325       263
             58    8/25/2010     303       232
             59    9/25/2010     300       228
             60   10/25/2010     319       252
             61   11/25/2010     300       224
             62   12/25/2010     317       247
             63    1/25/2011     294       216
             64    2/25/2011     291       211
             65    3/25/2011     347       288
             66    4/25/2011     286       203
             67    5/25/2011     302       226
             68    6/25/2011     280       195
             69    7/25/2011     229       158
             70    8/25/2011     204       134
             71    9/25/2011     198       129
             72   10/25/2011     215       144
             73   11/25/2011     188       118
             74   12/25/2011     205       133
             75    1/25/2012     178       108
----------------------------------------------



-----------------------------------------------
                      Date      +0 bp  + 200 bp
-----------------------------------------------
              76    2/25/2012     174       104
              77    3/25/2012     213       139
              78    4/25/2012     163        93
              79    5/25/2012     179       108
              80    6/25/2012     153        83
              81    7/25/2012     170        97
              82    8/25/2012     145        72
              83    9/25/2012     140        67
              84   10/25/2012     155        80
              85   11/25/2012     131        58
              86   12/25/2012     147        71
              87    1/25/2013     125        50
              88    2/25/2013     121        45
              89    3/25/2013     184       100
              90    4/25/2013     114        37
              91    5/25/2013     125        49
              92    6/25/2013     106        30
              93    7/25/2013     117        42
              94    8/25/2013     102        23
              95    9/25/2013     101        20
              96   10/25/2013     111        30
              97   11/25/2013      99        14
              98   12/25/2013     106        23
              99    1/25/2014      97         7
             100    2/25/2014      95         3
             101    3/25/2014     150        36
             102    4/25/2014      95         1
             103    5/25/2014     100        10
             104    6/25/2014      99         0
             105    7/25/2014     102         8
             106    8/25/2014     103         0
             107    9/25/2014     106         0
             108   10/25/2014     108         4
             109   11/25/2014     110         0
             110   12/25/2014     113         3
             111    1/25/2015     115         0
             112    2/25/2015     118         0
             113    3/25/2015     165         1
             114    4/25/2015     124         0
             115    5/25/2015     127         0
             116    6/25/2015     130         0
             117    7/25/2015     133         0
             118    8/25/2015     137         0
             119    9/25/2015     140         0
             120   10/25/2015     144         0
             121   11/25/2015     148         0
             122   12/25/2015     152         0
             123    1/25/2016     156         0
             124    2/25/2016     161         0
             125    3/25/2016     175         0
             126    4/25/2016     170         0
             127    5/25/2016     175         0
             128    6/25/2016     180         0
             129    7/25/2016     186         0
             130    8/25/2016     191         0
             131    9/25/2016     197         0
             132   10/25/2016     203         0
             133   11/25/2016     210         0
             134   12/25/2016     216         0
             135    1/25/2017     223         0
             136    2/25/2017     230         0
             137    3/25/2017     259         0
             138    4/25/2017     246         0
             139    5/25/2017     254         0
             140    6/25/2017     262         0
             141    7/25/2017     271         0
             142    8/25/2017     280         0
             143    9/25/2017     290         0
             144   10/25/2017     299         0
             145   11/25/2017     310         0
             146   12/25/2017     320         0
             147    1/25/2018     332         0
             148    2/25/2018     343         0
             149    3/25/2018     366         0
             150    4/25/2018     368         0
-----------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.